UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

Berliner Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West Blue Bell, Pennsylvania (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant's telephone number, including area code:  (267) 464-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berliner Communications, Inc. (“Berliner”) is filing this Amendment to Current Report on Form 8-K to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2010 (the “Prior 8-K”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 27, 2010, Berliner, BCI East, Inc., a Delaware corporation and a wholly owned subsidiary of Berliner (“Merger Sub”), and UniTek Holdings, Inc., a Delaware corporation (“UniTek”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub merged (the “Merger”) with and into UniTek and UniTek became a wholly owned subsidiary of Berliner.

On January 27, 2010, Berliner filed the Prior 8-K to report, among other things, the Merger, as more thoroughly described therein. At the time of the filing of the Prior 8-K, certain financial statements were not available and, accordingly, were not filed with the Prior 8-K as permitted by Item 9.01 of Form 8-K. Berliner is filing this Amendment to the Prior 8-K to include those financial statements and the pro-forma financial information required to be filed under Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of UniTek are filed herewith. The financial statements are included in this Current Report on Form 8-K as Exhibit 99.1 hereto, which follow the signature page of this Current Report on Form 8-K.

Exhibit 99.1 – Audited Consolidated Financial Statements of UniTek Holdings, Inc. as of December 31, 2009 and 2008 and for the years then ended.

(b)	Pro-forma Financial Information.

The following financial statements of Berliner Communications, Inc. are filed herewith. The financial statements are included in this Report as Exhibit 99.2 hereto, which follow the signature page of this Report.

Exhibit 99.2 – Unaudited Pro-Forma Condensed Combined Balance Sheet as of December 31, 2009; Unaudited Pro-Forma Condensed Combined Statement of Operations for the year ended December 31, 2009.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

23.1           Consent of Ernst & Young, LLP

99.1           Report of the Independent Registered Public Accounting Firm, Consolidated Financial Statements of UniTek Holdings, Inc. as of December 31, 2009 and 2008, and for the years then ended.

99.2           Unaudited Pro-Forma Condensed Combined Balance Sheet as of December 31, 2009; Unaudited Pro-Forma Condensed Combined Statement of Operations for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERLINER COMMUNICATIONS, INC.

Date: April 12, 2010	By:	/s/ C. Scott Hisey

	Name:	C. Scott Hisey

	Title:	Chief Executive Officer